                                                                    Exhibit 99.7

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8
                       MORTGAGE PASS-THROUGH CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               NOVEMBER [1], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                         MORTGAGE LOANS CHARACTERISTICS:

Total Current Balance   $47,588,221.67
Total Number of Loans         603

                                       AVERAGE OR
                                  WEIGHTED AVERAGE(1)     MINIMUM      MAXIMUM
                                  -------------------   ----------   -----------
Current Balance                        $78,919.11       $44,321.10   $100,000.00
Original Balance                       $79,477.18       $44,500.00   $101,467.00
Loan Rate                                6.072%           4.875%        8.375%
Servicing Fee                            0.250%           0.250%        0.250%
Net Loan Rate                            5.572%           4.375%        7.875%
Original LTV                             67.65%           10.41%        92.35%
Credit Score                              726               664          816
Original Term (mos)                       288               180          360
Remaining Term (mos)                      285               172          357
Seasoning (mos)                            3                 2            8
IO Original Term (2)                       60               60            60
IO Remaining Term (2)                      57               56            57
Top State Concentrations ($)   TX(13.00%), FL(11.77%), PA(7.00%), CA(6.88%),
                               NY(4.94%)
First Pay Date                                          03/01/2005    09/01/2005
Maturity Date                                           02/01/2020    07/01/2035

(1)  Based on current balances

(2)  For Interest-Only loans.

INDEX

                                           % OF
                                         AGGREGATE
                                         PRINCIPAL
                          AGGREGATE       BALANCE              WEIGHTED   AGGREGATE   WEIGHTED
            NUMBER OF     PRINCIPAL     OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
             MORTGAGE      BALANCE      AS OF THE     AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
INDEX         LOANS      OUTSTANDING   CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
----------  ---------  --------------  ------------  --------  --------  -----------  --------  -------  ---------
Fixed Rate     603     $47,588,221.67     100.00%     6.072%      726      $78,919     67.65%    85.60%    3.11%
               ---     --------------     ------      -----       ---      -------     -----     -----     ----
TOTAL:         603     $47,588,221.67     100.00%     6.072%      726      $78,919     67.65%    85.60%    3.11%
               ===     ==============     ======      =====       ===      =======     =====     =====     ====

PRODUCT TYPE

                                                       % OF
                                                     AGGREGATE
                                                     PRINCIPAL
                                      AGGREGATE       BALANCE              WEIGHTED   AGGREGATE   WEIGHTED
                        NUMBER OF     PRINCIPAL     OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE      BALANCE      AS OF THE     AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
PRODUCT TYPE              LOANS      OUTSTANDING   CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
----------------------  ---------  --------------  ------------  --------  --------  -----------  --------  -------  ---------
15 Year Fixed Loans        250     $19,035,732.99      40.00%     5.825%      730      $76,143     62.65%    87.58%     0.00%
30 Year Fixed Loans        335      27,070,704.27      56.89      6.212       723       80,808     71.10     84.38      0.00
30 Year Fixed IO Loans      18       1,481,784.41       3.11      6.687       728       82,321     68.95     82.57    100.00
                           ---     --------------     ------      -----       ---      -------     -----     -----    ------
TOTAL:                     603     $47,588,221.67     100.00%     6.072%      726      $78,919     67.65%    85.60%     3.11%
                           ===     ==============     ======      =====       ===      =======     =====     =====    ======

AMORTIZATION TYPE

                                                       % OF
                                                     AGGREGATE
                                                     PRINCIPAL
                                      AGGREGATE       BALANCE              WEIGHTED   AGGREGATE   WEIGHTED
                        NUMBER OF     PRINCIPAL     OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE      BALANCE      AS OF THE     AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
AMORTIZATION TYPE         LOANS      OUTSTANDING   CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
----------------------  ---------  --------------  ------------  --------  --------  -----------  --------  -------  ---------
Fully Amortizing           585     $46,106,437.26      96.89%     6.052%      726      $78,814     67.61%    85.70%     0.00%
60 Month Interest-Only      18       1,481,784.41       3.11      6.687       728       82,321     68.95     82.57    100.00
                           ---     --------------     ------      -----       ---      -------     -----     -----    ------
TOTAL:                     603     $47,588,221.67     100.00%     6.072%      726      $78,919     67.65%    85.60%     3.11%
                           ===     ==============     ======      =====       ===      =======     =====     =====    ======

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                        % OF
                                                      AGGREGATE
                                                      PRINCIPAL
                                       AGGREGATE       BALANCE              WEIGHTED   AGGREGATE   WEIGHTED
RANGE OF CUT-OFF DATE    NUMBER OF     PRINCIPAL     OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
STATED PRINCIPAL          MORTGAGE      BALANCE      AS OF THE     AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
BALANCES ($)               LOANS      OUTSTANDING   CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-----------------------  ---------  --------------  ------------  --------  --------  -----------  --------  -------  ---------
25,000.01 to 50,000.00        1     $    44,321.10       0.09%     5.990%      737      $44,321     70.40%   100.00%    0.00%
50,000.01 to 75,000.00      246      16,141,331.60      33.92      6.109       724       65,615     63.14     87.70     2.07
75,000.01 to 100,000.00     356      31,402,568.97      65.99      4.513       727       88,209     69.97     84.51     3.65
                            ---     --------------     ------      -----       ---      -------     -----     -----     ----
TOTAL:                      603     $47,588,221.67     100.00%     6.072%      726      $78,919     67.65%    85.60%    3.11%
                            ===     ==============     ======      =====       ===      =======     =====     =====     ====

CURRENT MORTGAGE RATES

                                                    % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF CURRENT     MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
MORTGAGE RATES (%)    LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
------------------  ---------  -----------------  -----------------  --------  --------  -----------  --------  -------  ---------
4.751 to 5.000           1       $    78,904.82          0.17%         4.875%     709      $78,905     65.42%   100.00%     0.00%
5.001 to 5.250          15         1,229,990.61          2.58          5.250      772       81,999     56.92    100.00      0.00
5.251 to 5.500          57         4,489,287.00          9.43          5.462      752       78,759     50.59     96.19      0.00
5.501 to 5.750         100         7,681,603.05         16.14          5.699      739       76,816     59.34     91.31      0.00
5.751 to 6.000         174        13,917,301.04         29.25          5.934      731       79,984     65.98     86.13      0.92
6.001 to 6.250         107         8,485,311.12         17.83          6.191      708       79,302     70.55     84.65      1.80
6.251 to 6.500          71         5,645,052.01         11.86          6.430      708       79,508     79.84     75.25      8.97
6.501 to 6.750          27         2,084,664.63          4.38          6.686      711       77,210     79.69     78.30      8.53
6.751 to 7.000          28         2,249,229.48          4.73          6.948      723       80,330     81.45     77.33     13.07
7.001 to 7.250          10           791,930.37          1.66          7.197      697       79,193     81.46     63.00      9.95
7.251 to 7.500           8           605,376.74          1.27          7.449      701       75,672     84.62     90.11     12.17
7.501 to 7.750           1            66,644.04          0.14          7.625      700       66,644     90.00    100.00      0.00
7.751 to 8.000           2           127,212.87          0.27          7.875      691       63,606     87.98     47.09      0.00
8.001 to 8.250           1            65,513.89          0.14          8.125      693       65,514     80.00    100.00      0.00
8.251 to 8.500           1            70,200.00          0.15          8.375      695       70,200     90.00    100.00    100.00
                       ---       --------------        ------          -----      ---      -------     -----    ------    ------
TOTAL:                 603       $47,588,221.67        100.00%         6.072%     726      $78,919     67.65%    85.60%     3.11%
                       ===       ==============        ======          =====      ===      =======     =====    ======    ======

REMAINING TERM

                                                    % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
REMAINING TERM       MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
(MONTHS)              LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
------------------  ---------  -----------------  -----------------  --------  --------  -----------  --------  -------  ---------
169 to 180             250       $19,035,732.99         40.00%        5.825%      730      $76,143     62.65%    87.58%    0.00%
349 to 360             353        28,552,488.68         60.00         6.237       723       80,885     70.99     84.29     5.19
                       ---       --------------        ------         -----       ---      -------     -----     -----     ----
TOTAL:                 603       $47,588,221.67        100.00%        6.072%      726      $78,919     67.65%    85.60%    3.11%
                       ===       ==============        ======         =====       ===      =======     =====     =====     ====

ORIGINAL LOAN-TO-VALUE RATIOS

                                                    % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
RANGE OF ORIGINAL   NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
LOAN-TO-VALUE        MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
RATIOS (%)            LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
------------------  ---------  -----------------  -----------------  --------  --------  -----------  --------  -------  ---------
10.01 to 20.00          11       $   819,727.91          1.72%        5.666%      755      $74,521     14.39%   100.00%    0.00%
20.01 to 30.00          26         2,029,511.15          4.26         5.795       737       78,058     25.06     84.13     0.00
30.01 to 40.00          33         2,392,061.47          5.03         5.887       725       72,487     35.32     93.30    10.12
40.01 to 50.00          56         4,128,333.82          8.68         5.829       738       73,720     45.35     90.59     3.49
50.01 to 60.00          68         5,306,798.05         11.15         5.807       734       78,041     55.64     85.05     1.71
60.01 to 70.00          79         6,199,849.39         13.03         5.934       728       78,479     64.88     81.84     2.37
70.01 to 75.00          68         5,461,783.97         11.48         5.946       734       80,320     72.84     87.73     0.00
75.01 to 80.00          92         7,323,886.92         15.39         6.162       717       79,607     78.53     79.95     3.60
80.01 to 85.00          51         4,095,355.21          8.61         6.287       721       80,301     83.14     92.40     4.24
85.01 to 90.00         118         9,752,960.75         20.49         6.459       715       82,652     88.89     83.49     4.32
90.01 to 95.00           1            77,953.03          0.16         5.875       699       77,953     92.35    100.00     0.00
                       ---       --------------        ------         -----       ---      -------     -----    ------    -----
TOTAL:                 603       $47,588,221.67        100.00%        6.072%      726      $78,919     67.65%    85.60%    3.11%
                       ===       ==============        ======         =====       ===      =======     =====    ======    =====

CREDIT SCORES

                                                    % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF CREDIT      MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
SCORES                LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
------------------  ---------  -----------------  -----------------  --------  --------  -----------  --------  -------  ---------
651 TO 675               1       $    66,488.72          0.14%        5.250%      664      $66,489     64.15%   100.00%    0.00%
676 TO 700             187        14,767,124.43         31.03         6.312       690       78,969     71.41     85.69     4.10
701 TO 725             155        12,085,743.61         25.40         6.084       712       77,973     68.08     81.72     2.21
726 TO 750             119         9,560,974.81         20.09         5.998       738       80,344     68.88     87.22     1.60
751 TO 775              67         5,153,346.83         10.83         5.854       763       76,916     65.48     88.95     4.07
776 TO 800              52         4,161,933.26          8.75         5.790       787       80,037     59.60     82.29     3.85
801 TO 825              22         1,792,610.01          3.77         5.723       809       81,482     52.28    100.00     4.76
                       ---       --------------        ------         -----       ---      -------     -----     -----     ----
TOTAL:                 603       $47,588,221.67        100.00%        6.072%      726      $78,919     67.65%    85.60%    3.11%
                       ===       ==============        ======         =====       ===      =======     =====     =====     ====

GEOGRAPHIC AREA

                                               % OF AGGREGATE
                                                  PRINCIPAL
                                                   BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                 NUMBER OF      AGGREGATE        OUTSTANDING   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE
                  MORTGAGE  PRINCIPAL BALANCE     AS OF THE     AVERAGE   CREDIT     BALANCE    ORIGINAL   PERCENT     PERCENT
GEOGRAPHIC AREA    LOANS       OUTSTANDING      CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV    FULL DOC  INTEREST-ONLY
---------------  ---------  -----------------  --------------  --------  --------  -----------  --------  --------  -------------
Alabama              10       $   830,323.03         1.74%      6.348%      717      $83,032     74.42%     68.35%      10.95%
Arizona              11           898,989.25         1.89       6.089       730       81,726     70.30      81.47       16.42
Arkansas              4           309,601.92         0.65       6.171       719       77,400     84.14      77.99        0.00
California           40         3,272,724.64         6.88       5.866       729       81,818     50.00      78.84        2.41
Colorado              6           415,460.56         0.87       6.190       718       69,243     49.73     100.00        0.00
Connecticut           3           256,459.39         0.54       5.735       731       85,486     69.89     100.00        0.00
Delaware              4           291,427.92         0.61       5.673       744       72,857     47.04     100.00        0.00
District of
   Columbia           1            59,573.02         0.13       5.625       739       59,573     20.69     100.00        0.00
Florida              71         5,600,255.75        11.77       6.036       722       78,877     62.14      81.56        1.79
Georgia              13         1,122,158.53         2.36       6.341       724       86,320     74.83     100.00        0.00
Hawaii                3           251,721.49         0.53       5.760       760       83,907     41.87     100.00        0.00
Illinois             19         1,480,300.36         3.11       6.291       719       77,911     65.70      83.72        0.00
Indiana              26         1,999,629.33         4.20       5.980       733       76,909     73.91      96.91        0.00
Iowa                  8           667,530.25         1.40       6.208       715       83,441     85.21     100.00        0.00
Kansas                9           614,633.37         1.29       6.434       729       68,293     81.17     100.00        0.00
Kentucky              6           481,812.84         1.01       5.837       748       80,302     69.81      83.53        0.00
Louisiana             2           149,931.47         0.32       6.206       701       74,966     59.78     100.00       55.98
Maine                 3           279,246.89         0.59       6.037       722       93,082     69.05     100.00        0.00
Maryland             17         1,420,333.49         2.98       6.071       716       83,549     64.77      93.96        5.63
Massachusetts         5           425,852.79         0.89       5.877       735       85,171     47.24      76.56        0.00
Michigan             24         1,926,872.51         4.05       6.097       725       80,286     68.57      85.98        0.00
Minnesota             8           684,794.74         1.44       5.888       746       85,599     63.45     100.00        0.00
Missouri             19         1,580,809.45         3.32       6.022       735       83,200     74.56     100.00       16.24
Montana               1            66,488.72         0.14       5.250       664       66,489     64.15     100.00        0.00
Nevada                2           149,568.98         0.31       6.046       728       74,784     50.53      41.43       41.43
New Hampshire         4           287,602.48         0.60       5.761       727       71,901     39.33     100.00        0.00
New Jersey           14         1,232,962.21         2.59       6.111       735       88,069     57.03      86.01       15.73
New York             30         2,352,834.82         4.94       6.068       720       78,428     66.66      85.93        0.00
North Carolina       14         1,083,766.09         2.28       6.435       718       77,412     77.53      69.21        0.00
Ohio                 28         2,133,040.12         4.48       6.131       708       76,180     77.18      81.33        4.30
Oklahoma             13           996,706.30         2.09       6.031       713       76,670     79.83      82.80        0.00
Oregon                4           320,734.29         0.67       5.540       760       80,184     64.01     100.00        0.00
Pennsylvania         43         3,331,976.59         7.00       6.180       727       77,488     73.82      83.42        4.39
Rhode Island          1            68,324.74         0.14       5.500       710       68,325     30.01     100.00        0.00
South Carolina        4           302,869.49         0.64       5.824       725       75,717     63.20     100.00        0.00
South Dakota          1            72,654.40         0.15       5.990       742       72,654     77.03     100.00        0.00
Tennessee            22         1,797,610.62         3.78       6.124       720       81,710     78.17      91.34        3.91
Texas                83         6,188,323.39        13.00       6.056       729       74,558     70.42      79.12        0.00
Utah                  5           400,875.94         0.84       5.836       771       80,175     54.06      82.20        0.00
Washington            9           676,810.12         1.42       5.875       730       75,201     65.91      75.69        0.00
Wisconsin            13         1,104,629.38         2.32       6.295       740       84,971     67.97      94.58        7.22
                    ---       --------------       ------       -----       ---      -------     -----     ------       -----
TOTAL:              603       $47,588,221.67       100.00%      6.072%      726      $78,919     67.65%     85.60%       3.11%
                    ===       ==============       ======       =====       ===      =======     =====     ======       =====

OCCUPANCY TYPE

                                              % OF AGGREGATE
                                                 PRINCIPAL
                                                  BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                NUMBER OF      AGGREGATE        OUTSTANDING   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE
                 MORTGAGE  PRINCIPAL BALANCE     AS OF THE     AVERAGE   CREDIT     BALANCE    ORIGINAL   PERCENT     PERCENT
OCCUPANCY TYPE    LOANS       OUTSTANDING      CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV    FULL DOC  INTEREST-ONLY
--------------  ---------  -----------------  --------------  --------  --------  -----------  --------  --------  -------------
Primary            532       $42,166,922.76        88.61%      6.047%      726      $79,261     66.93%    86.98%       3.51%
Investment          59         4,514,174.40         9.49       6.312       727       76,511     73.38     71.39        0.00
Second Home         12           907,124.51         1.91       6.027       716       75,594     72.76     92.57        0.00
                   ---       --------------       ------       -----       ---      -------     -----     -----        ----
TOTAL:             603       $47,588,221.67       100.00%      6.072%      726      $78,919     67.65%    85.60%       3.11%
                   ===       ==============       ======       =====       ===      =======     =====     =====        ====

PROPERTY TYPE

                                                  % OF AGGREGATE
                                                     PRINCIPAL
                                                      BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF      AGGREGATE        OUTSTANDING   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE
                     MORTGAGE  PRINCIPAL BALANCE     AS OF THE     AVERAGE   CREDIT     BALANCE    ORIGINAL   PERCENT     PERCENT
PROPERTY TYPE         LOANS       OUTSTANDING      CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV    FULL DOC  INTEREST-ONLY
-------------       ---------  -----------------  --------------  --------  --------  -----------  --------  --------  -------------
Single Family          552       $43,578,246.53        91.57%      6.067%      726      $78,946     68.55%    85.72%        2.95%
Condominium             23         1,890,943.22         3.97       6.056       734       82,215     57.63     90.66         5.16
Two-to-Four Family      20         1,484,299.52         3.12       6.208       723       74,215     60.44     86.14           --
Planned Unit
   Development           8           634,732.40         1.33       6.169       736       79,342     52.71     61.44        15.75
                       ---       --------------       ------       -----       ---      -------     -----     -----        -----
TOTAL:                 603       $47,588,221.67       100.00%      6.072%      726      $78,919     67.65%    85.60%        3.11%
                       ===       ==============       ======       =====       ===      =======     =====     =====        =====

LOAN PURPOSE

                                                % OF AGGREGATE
                                                   PRINCIPAL
                                                    BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                  NUMBER OF      AGGREGATE        OUTSTANDING   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE
                   MORTGAGE  PRINCIPAL BALANCE     AS OF THE     AVERAGE   CREDIT     BALANCE    ORIGINAL   PERCENT     PERCENT
LOAN PURPOSE        LOANS       OUTSTANDING      CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV    FULL DOC  INTEREST-ONLY
------------      ---------  -----------------  --------------  --------  --------  -----------  --------  --------  -------------
Purchase              10       $   830,235.78         1.74%      6.523%      714      $83,024     74.55%    40.40%       12.04%
Refinance - Rate
   Term              143        11,478,691.04        24.12       5.840       737       80,271     65.53     86.67         3.14
Refinance -
   Cashout           450        35,279,294.85        74.13       6.137       723       78,398     68.18     86.32         2.89
                     ---       --------------       ------       -----       ---      -------     -----     -----        -----
TOTAL:               603       $47,588,221.67       100.00%      6.072%      726      $78,919     67.65%    85.60%        3.11%
                     ===       ==============       ======       =====       ===      =======     =====     =====        =====

LOAN DOCUMENTATION

                                                  % OF AGGREGATE
                                                     PRINCIPAL
                                                      BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF      AGGREGATE        OUTSTANDING   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE
AMERIQUEST           MORTGAGE  PRINCIPAL BALANCE     AS OF THE     AVERAGE   CREDIT     BALANCE    ORIGINAL   PERCENT     PERCENT
UNDERWRITING          LOANS       OUTSTANDING      CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV    FULL DOC  INTEREST-ONLY
------------        ---------  -----------------  --------------  --------  --------  -----------  --------  --------  -------------
Full Documentation     518       $40,737,502.21        85.60%      6.040%      727      $78,644     67.14%    100.00%      3.00%
Stated Income           51         4,155,130.79       873.00%      6.335       717       81,473     70.28       0.00       4.30
Limited
   Documentation        34         2,695,588.67       566.00%      6.151       726       79,282     71.40       0.00       2.95
                       ---       --------------       ------       -----       ---      -------     -----     ------       ----
TOTAL:                 603       $47,588,221.67       100.00%      6.072%      726      $78,919     67.65%     85.60%      3.11%
                       ===       ==============       ======       =====       ===      =======     =====     ======       ====